Exhibit 10.3

EXECUTION VERSION

FIRST AMENDMENT TO ABL/TERM LOAN INTERCREDITOR AGREEMENT

THIS FIRST AMENDMENT TO ABL/TERM LOAN INTERCREDITOR AGREEMENT (this “Agreement”), dated as of June 19, 2018, is entered into by and among SUNTRUST BANK, as agent for the ABL Secured Parties (the “ABL Agent”), ROYAL BANK OF CANADA, as administrative agent for the Term Loan Secured Parties (the “Term Loan Agent”), and INSTALLED BUILDING PRODUCTS, INC., a Delaware corporation (the “Borrower”), on behalf of itself and the other Grantors.

W I T N E S S E T H :

WHEREAS, the ABL Agent, the Term Loan Agent, the Borrower and the other Grantors from time to time party thereto have executed and delivered that certain ABL/Term Loan Intercreditor Agreement dated as of April 13, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”); and

WHEREAS, the ABL Agent, the Term Loan Agent, the Borrower and the other Grantors desire to amend certain provisions of the Intercreditor Agreement as set forth herein, subject to the terms and conditions set forth below.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Intercreditor Agreement shall have the meaning assigned to such term in the Intercreditor Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Intercreditor Agreement shall from and after the date hereof refer to the Intercreditor Agreement as amended hereby.

SECTION 2. Amendment to Intercreditor Agreement. The following definition in Section 1.01(c) of the Intercreditor Agreement is hereby amended so that it reads, in its entirety, as follows:

“Maximum ABL Facility Amount” means the greatest of (i) a principal amount of $220,000,000, (ii) an amount equal to the Intercreditor Borrowing Base at the time the applicable ABL Debt Obligations were incurred and (iii) an amount equal to the aggregate principal amount of all Qualifying ABL Debt.

SECTION 3. Condition Precedent. This Agreement shall become effective only upon the satisfaction of the following condition precedent:

(a) the ABL Agent’s receipt of this Agreement duly executed by each of (i) the ABL Agent, (ii) the Term Loan Agent, and (iii) the Borrower.

SECTION 4. Miscellaneous Terms.

(a) Effect of Agreement. Except as set forth expressly hereinabove, all terms of the Intercreditor Agreement shall be and remain in full force and effect, and shall constitute the legal and binding obligation of each party thereto, enforceable against such party in accordance with their respective terms.

(a) Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission (or other electronic transmission) shall be as effective as delivery of a manually signed counterpart of this Agreement.

(b) Recitals Incorporated Herein. The preamble and the recitals to this Agreement are hereby incorporated herein by this reference.

(c) Section References. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

(d) Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

(e) Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[SIGNATURES ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ABL AGENT:

SUNTRUST BANK

By:	/s/ Michael Dembski
Name:	Michael Dembski
Title:	Director

TERM LOAN AGENT:

ROYAL BANK OF CANADA

By:	/s/ James S. Wolfe
Name:	James S. Wolfe
Title:	Managing Director
Head of Global Leveraged Finance

BORROWER:

INSTALLED BUILDING PRODUCTS, INC.

By:	/s/ Michael T. Miller
Name:	Michael T. Miller
Title:	Executive Vice President and Chief
Financial Officer